SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant     X
                          ---------
  Filed by a Party other than the Registrant  ____

  Check the appropriate box:

          X   Preliminary Proxy Statement        ____  Confidential, For Use of
         ____ Definitive Proxy Statement               the Commission Only (as
         ____ Definitive Additional Materials          permitted by Rule
         ____ Soliciting Material Under Rule 14a-12    14a-6(e)(2))

                         Individual Investor Group, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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  X     No fee required.
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        ___________________________________________________________________

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
                                                              PRELIMINARY COPIES

                         INDIVIDUAL INVESTOR GROUP, INC.
                                125 Broad Street
                                   14th Floor
                            New York, New York 10004
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 18, 2002
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Individual Investor Group, Inc. will be held at the offices of counsel to our company, Graubard Miller, 600 Third Avenue, 32nd Floor, New York, New York, on Tuesday, June 18, 2002, at 10:00 a.m. local time, for the following purposes:

         1. To elect three directors of our company (two directors for a term of two years and until their successors are elected and qualified and one director for a term of three years and until the director's successor is elected and qualified);

         2. To approve an amendment to our company's certificate of incorporation to change our company's name to "Index Development Partners, Inc."; and

         3. To transact such other business as may properly come before the meeting, or any or all postponement(s) or adjournment(s) thereof.

         Only stockholders of record at the close of business on April 29, 2002, will be entitled to notice of, and to vote at, the meeting and any postponement(s) or adjournment(s) thereof.

         You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting in person, please sign and date the accompanying Proxy Card and mail it promptly in the enclosed addressed, postage prepaid envelope. You may revoke your proxy if you so desire at any time before it is voted.

                                            By Order of the Board of Directors



                                            Gregory E. Barton
                                            Secretary


New York, New York
May 13, 2002

                         INDIVIDUAL INVESTOR GROUP, INC.

                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2002

         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of Individual Investor Group, Inc. to be used at the Annual Meeting of Stockholders of our company to be held on June 18, 2002, and any postponements or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Annual Meeting.

         The proxy will be voted (or withheld from voting) in accordance with any specifications made. Where no specifications are indicated, the proxies will vote "FOR" the nominees for directors as described below under Proposal 1, "FOR" the approval of the change of our company's name (the "Name Change") as described below under Proposal 2, and, in the discretion of the proxy holders, on any other business properly coming before the meeting and any postponement(s) or adjournment(s) thereof. A proxy may be revoked by giving notice to the Secretary of our company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised.

         Our company's executive offices are located at 125 Broad Street, 14th Floor, New York, New York 10004. This Proxy Statement and the enclosed form of proxy, together with a copy of our company's Annual Report on Form 10-KSB for the year ended December 31, 2001, are first being sent to stockholders on or about May 13, 2002.

                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 29, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all postponement(s) or adjournment(s) thereof. As of April 29, 2002, our company had issued and outstanding 7,894,552 shares of Common Stock, our company's only class of voting securities outstanding. Each stockholder of our company will be entitled to one vote for each share of Common Stock registered in his, her or its name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to our company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes").

         The election of the directors requires a plurality vote of those shares of Common Stock voted at the Annual Meeting with respect to the election of the directors. "Plurality" means that the individual who receives the largest number of votes cast "FOR" is elected as a director. Consequently, any shares of Common Stock not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor.

         The Name Change must be approved by the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Because of this, abstentions from voting with respect to the Name Change and shares deemed present at the meeting but not entitled to vote on the Name Change (because of a broker non-vote) will have the same effect as a vote against the proposal.

         All other matters to be voted on will be decided by the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares of Common Stock held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

         The following table sets forth certain information as of April 29, 2002, with respect to the Common Stock ownership of (i) those persons or groups known to beneficially own more than 5% of our company's voting securities, (ii) each director and director-nominee of our company, (iii) each current executive officer whose compensation exceeded $100,000 in the 2001 fiscal year, and (iv) all current directors and executive officers of our company as a group.


                                     Amount and Nature of   Percent of Class
Name of Beneficial Owner            Beneficial Ownership(1) of Voting Securities
----------------------------------- ----------------------- --------------------

Jonathan L. Steinberg                   2,466,079(2)             25.9%

American Financial Group, Inc.            743,396(3)              8.6%

Reliance Insurance Company                666,666(4)              8.4%

Saul P. Steinberg                         621,424(5)              7.9%

Gregory E. Barton                         206,249(6)              2.6%

Bruce L. Sokoloff                          96,000(7)              1.2%

Peter M. Ziemba                            70,000(8)               *

S. Christopher Meigher III                 60,000(9)               *

E. Drake Mosier                           40,000(10)               *

Howard B. Lorch                           12,500(11)               *

All directors and executive
   officers as a group (7 persons)     2,950,828(12)             29.6%


*        Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The information concerning the stockholders is based upon information furnished to our company by such stockholders. Except as otherwise indicated, all of the shares of Common Stock are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

(2) Includes 1,621,069 shares of Common Stock issuable upon options exercisable within the next 60 days. Does not include 2,768,222 shares of Common Stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days. The business address of Jonathan L. Steinberg is 125 Broad Street, 14th Floor, New York, New York 10004.

(3) Represents 7,880 shares of 10% Series A Preferred Stock that is convertible into 743,396 shares of our company's Common Stock for which American Financial Group, Inc. shares investment power with Carl H. Lindner, Carl H. Lindner III, S. Craig Lindner and Keith E. Lindner. The business address of American Financial Group, Inc. is One East Fourth Street, Cincinnati, Ohio 45202. Information is derived from a
         Schedule 13G filed with the Securities and Exchange Commission on February 6, 2002.

(4) Represents 666,666 shares of Common Stock owned by Reliance Insurance Company. According to an Amendment to Schedule 13D filed on March 28, 2000, Reliance Financial Services Corporation ("Reliance Financial") is the direct parent company of Reliance Insurance Company, and in turn is a wholly-owned subsidiary of Reliance Group Holdings, Inc. ("Reliance Group"), and Reliance Financial has sole voting and investment power over these shares. This Amendment states that the business address of Reliance Financial is 55 East 52nd Street, New York, New York 10055. However, the company is aware that Reliance Insurance Company currently is in liquidation by an agency of the Commonwealth of Pennsylvania and it presumes that the liquidator has sole voting and investment power over the shares held by Reliance Insurance Company.

(5) Share information is derived from an Amendment to Schedule 13D filed with the Securities and Exchange Commission on March 28, 2000. The business address of Saul P. Steinberg is 200 East 62nd Street, New York, New York 10021.

(6) Represents 206,249 shares of common stock issuable upon the exercise of options exercisable within the next 60 days. Does not include 293,751 shares of common stock issuable upon exercise of options, which are not exercisable within the next 60 days.

(7) Includes 80,000 shares of common stock issuable upon the exercise of options exercisable within the next 60 days. Does not include 10,000 shares of common stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days.

(8) Represents 70,000 shares of Common Stock issuable upon the exercise of options exercisable within the next 60 days. Does not include 10,000 shares of common stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days.

(9) Represents 60,000 shares of Common Stock issuable upon the exercise of options exercisable within the next 60 days. Does not include 10,000 shares of common stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days.

(10) Represents 40,000 shares of Common Stock issuable upon the exercise of options exercisable within the next 60 days. Does not include 20,000 shares of Common Stock issuable upon exercise of options that are not currently exercisable and that will not become exercisable within the next 60 days.

(11) Represents 7,500 shares of common stock issuable upon the exercise of options exercisable within the next 60 days and 5,000 shares of restricted stock that shall vest within the next 60 days. Does not include 22,500 shares of common stock issuable upon exercise of options, which are not exercisable within the next 60 days.

(12) Includes 2,084,818 shares of common stock issuable upon the exercise of options exercisable within the next 60 days and 5,000 shares of restricted stock that shall vest within the next 60 days. Does not include 3,134,473 shares of common stock issuable upon exercise of options, which are not exercisable within the next 60 days.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes. The term of the first class of directors, consisting of Jonathan L. Steinberg and E. Drake Mosier, will expire in 2003. The term of the second class of directors, consisting of Bruce L. Sokoloff and Peter M. Ziemba, would have expired in 2001 but, as our company did not have an annual meeting that year, the term of the second class of directors will expire on the date of this year's Annual Meeting and the new term will expire in 2004. The term of the third class of directors, consisting solely of S. Christopher Meigher III, also will expire on the date of this year's Annual Meeting and the new term will expire in 2005. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

         Two persons will be elected at the Annual Meeting to serve as directors for a term of two years (i.e., in the second class of directors). One person will be elected at the Annual Meeting to serve as a director for a term of three years (i.e., in the third class of directors). Our company has nominated Bruce
L. Sokoloff and Peter M. Ziemba as the candidates for election as directors in the second class of directors and has nominated S. Christopher Meigher III as the candidate for election as director in the third class of directors. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case any of the nominees becomes unavailable for election to the Board of Directors, an event that is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About Nominees

         S. Christopher Meigher III is 55 years old and has served as a director of our company since June 1998. Mr. Meigher has served as Chairman and Chief Executive Officer of Quest Media, LLC, a magazine publisher, since March 2000. From November 1992 until February 2000, Mr. Meigher served as Chairman, Chief Executive Officer and General Partner of Meigher Communications, L.P., a magazine publisher. Prior thereto, Mr. Meigher was employed by Time Inc. for 23 years and served in numerous senior management positions, including serving as President of Time Inc.'s New York Magazine Division from 1990 to 1992.

         Bruce L. Sokoloff is 53 years old and has served as a director of our company since 1989. Until December 2000, Mr. Sokoloff had served as Senior Vice President - Administration of Reliance Group Holdings, Inc., the holding company for several insurance and financial services corporations, for more than five years and had been employed at Reliance Group Holdings, Inc. since 1973. Since December 2000, Mr. Sokoloff has been managing his private investments. Mr. Sokoloff is an uncle by marriage of Jonathan L. Steinberg.

         Peter M. Ziemba is 44 years old and has served as a director of our company since June 1996. Mr. Ziemba is an attorney and has been a partner of the law firm Graubard Miller for more than five years and has been employed there since 1982. Graubard Miller is our outside general counsel.

Information About Other Directors

         Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified:

                              Term           Served as
Name                  Age   Expires In    Director Since    Principal Occupation
------------------    ---   ----------    --------------    --------------------
Jonathan Steinberg    37      2004             1989         Chairman and Chief
                                                            Executive Officer,
                                                            Individual Investor
                                                            Group, Inc.

E. Drake Mosier       35      2004             1999         Vice Chairman,
                                                            mPower, Inc.

         Jonathan L. Steinberg founded our company and has served as Chairman of the Board of Directors and Chief Executive Officer of our company since October 1988. From August 1986 to August 1988, Mr. Steinberg was employed as an analyst in the Mergers and Acquisitions Department of Bear, Stearns & Co. Inc., an investment banking firm. Mr. Steinberg is a nephew by marriage of Bruce L. Sokoloff, one of our company's directors.

         E. Drake Mosier has served as a director of our company since December 1999. In January 1995, Mr. Mosier founded 401k Forum, Inc., the predecessor to mPower, Inc., which provides online, institutional quality investment advice for non-high net worth retail investors. From August 1995 until November 1999, Mr. Mosier served as Chairman of the Board of Directors and Chief Executive Officer and since November 1999 has served as Vice Chairman of mPower, Inc. From November 1999 to July 2001, Mr. Mosier served as Chairman of the Board and Chief Executive Officer of mPower Europe, Ltd. Prior to founding mPower, Mr. Mosier worked at Salomon Smith Barney, Inc. designing and managing institutional 401(k) plans.

Other Executive Officers

Name                    Age        Position
-----------------       ---        -----------------------------------
Gregory E. Barton        40        President, Chief Financial Officer,
                                   General Counsel and Secretary

Howard B. Lorch          50        Vice President - Controller


         Gregory E. Barton has been President since June 2001, Chief Financial Officer since October 2000, General Counsel since September 1998 and Secretary since June 1999. From October 2000 to June 2001, he was Vice President - Business Development, Finance and Legal Affairs; from November 1999 to October 2000 he was Vice President - Business Development and Legal Affairs; and from September 1998 to November 1999 was Vice President - Business and Legal Affairs. From May 1995 to August 1998, Mr. Barton was General Counsel of Alliance Semiconductor Corporation, a manufacturer of integrated circuits in Santa Clara, California, and from September 1996 to August 1998 Mr. Barton served as Vice President - Corporate and Legal Affairs of Alliance. Mr. Barton is a magna cum laude graduate of Harvard Law School and from 1986 to 1993, was an associate in the New York office of the law firm Gibson, Dunn & Crutcher.

              Howard B. Lorch, CPA, has been Vice President - Controller since January 2001 and served as an independent consultant to our company from September 2000 to December 2000. From May 1998 until January 2001, Mr. Lorch was Senior Vice President of Omni Managed Health, Inc, a financial and benefits consulting firm. From March 1997 until May 1998, Mr. Lorch was Vice President and Chief Financial Officer of WellCare Management Group, Inc. a publicly held health maintenance organization. From January 1975 until February 1997, Mr. Lorch was employed by the accounting firm of Deloitte & Touche, LLP where he was a Partner since June 1986.

Board of Directors' Meetings and Committees

         During 2001, the Board of Directors met five times and acted by unanimous consent on two occasions. Our company has standing audit and stock option committees of the Board of Directors. Our company does not have a standing nominating committee. All of the directors of our company attended at least 75% of the total number of meetings of the Board of Directors and all committees upon which they serve held during 2001, except for E. Drake Mosier.

         The stock option committee of the Board of Directors is responsible for administering our company's 1991 Stock Option Plan ("1991 Plan"), 1993 Stock Option Plan ("1993 Plan"), 1996 Performance Equity Plan ("1996 Plan"), 2000 Performance Equity Plan ("2000 Plan"), and 2001 Performance Equity Plan ("2001 Plan"), each of which is discussed below. The stock option committee currently consists of Jonathan L. Steinberg and Bruce L. Sokoloff. During 2001, the stock option committee acted by unanimous written consent on three occasions.

Audit Committee Information and Report

         The company's audit committee was established in June 1996 and is currently comprised of Bruce L. Sokoloff, Peter M. Ziemba and S. Christopher Meigher III. The audit committee met three times in the fiscal year ended December 31, 2001.

Audit Fees

         For the fiscal year ended December 31, 2001, the aggregate fees billed for professional services rendered for the audit of the company's annual financial statements and the reviews of its financial statements included in the company's quarterly reports totaled approximately $51,500.

Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2001, there were no fees billed for professional services by the company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

         For the fiscal year ended December 31, 2001, the aggregate fees billed for all other professional services rendered by its independent auditors totaled approximately $16,900.

Audit Committee Report

         Notwithstanding anything to the contrary set forth in any of our company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this section entitled "Audit Committee Report" shall not be incorporated by reference into any such filings or into any future filings, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

         Each member of the audit committee is an "independent director" and is "financially literate" as defined under the Nasdaq listing standards. The Nasdaq listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Nasdaq's listing standards define "financially literate" as being able to read and understand fundamental financial statements (including a company's balance sheet, income statement and cash flow statement).

         Pursuant to the audit committee's written charter, which was adopted on June 7, 2000, the audit committee's responsibilities include, among other things:

         o reviewing the annual audited financial statements with the company's management and its independent auditors and the adequacy of its internal accounting controls;

         o reviewing analyses prepared by the company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

         o making recommendations concerning the engagement of the independent auditors;

         o        reviewing the independence of the independent auditors;

         o reviewing the company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to the company's auditing and accounting principles and practices as suggested by the independent auditors or by the company's management; and

         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

A copy of the audit committee charter is attached as Appendix A.

         The company's audit committee has met and held discussions with the company's management and its independent auditors. Management represented to the audit committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with the company's management and its independent auditors. The audit committee discussed with the company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The company's independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee discussed with the independent auditors and management the auditors' independence, including with regard to fees billed for auditing services and for all other professional services rendered during the fiscal year by the company's independent auditors. Based upon the audit committee's discussion with the company's management and its independent auditors and the audit committee's review of the representations of management and the report of the independent auditors to the audit committee, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in its annual report on Form 10-KSB for the fiscal year ended December 31, 2001.

                  S. Christopher Meigher III
                  Bruce L. Sokoloff
                  Peter M. Ziemba

Director Compensation

         Directors receive no cash compensation for their services to our company as directors, but are reimbursed for all reasonable costs incurred in attending meetings of the Board of Directors. Pursuant to the 1996 Plan, directors who are not employees of our company receive automatic grants of stock options upon their election or appointment as a director and upon each re-election as a director. Each stock option is for 30,000 shares of Common Stock and vests at the rate of 10,000 shares of Common Stock per year after an equal period of service, and once vested, remain exercisable until the tenth anniversary of the date of grant unless the director ceases to be a director for reason other than death, in which case a shorter exercise period may apply. Each option is exercisable per share at the fair market value per share on the date of grant. Notwithstanding the foregoing, if the director eligible for an award of a stock option is re-elected as a director and has not yet served as a director of our company for a term of three full years, the award of the stock option will be modified as follows: (A) the number of shares of Common Stock that may be acquired under the stock option will be reduced to (1) 20,000 shares of Common Stock if the director has served as a director more than two years, but less than three years, (2) 10,000 shares of Common Stock if the director has served as a director more than one year, but less than two years, and (3) if the director has served less than one year as a director, no stock option will be awarded; and (B) the stock option will be exercisable by the director as to 10,000 shares of Common Stock on each of the second and third anniversaries of his re-election or re-appointment as a director if the stock option represents the right to acquire 20,000 shares of Common Stock and the stock option will be exercisable by the director as to 10,000 shares of Common Stock on the third anniversary of his re-election or re-appointment as a director if the stock option represents the right to acquire 10,000 shares of Common Stock. In 1999, the shares of Common Stock reserved under the 1996 Plan were fully utilized and our company continued this compensation structure outside of the 1996 Plan in connection with the appointment of E. Drake Mosier as a director.

         In May 2001, the Board of Directors approved a special, one time grant to our company's non-employee directors. Options to purchase 30,000 shares, vesting in three equal installments of 10,000 shares on May 14 in 2001, 2002 and 2003 were granted to Messrs. Meigher, Mosier, Sokoloff and Ziemba. Additional options to purchase 10,000 shares vesting immediately were granted to Mr. Meigher. The exercise price of all of these options were equal to the fair market value per share on the date of grant.

Executive Compensation

         The following table sets forth the compensation for the three fiscal years ended December 31, 2001, for our Chief Executive Officer and each other executive officer whose compensation exceeded $100,000 for the fiscal year ended December 31, 2001.

----------------------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------- ------- ----------------------------- ----------------------------------------
Name and Principal Position              Year       Annual Compensation               Long-Term Compensation
--------------------------------------- ------- ----------------------------- ----------------------------------------
                                                  Salary ($)     Bonus ($)       Number of           All Other
                                                                                Options (#)       Compensation ($)
--------------------------------------- ------- --------------- ------------- ---------------- -----------------------

Jonathan L. Steinberg                   2001         230,000         -            420,000                -
Chief Executive Officer                 2000         230,000         -               -                   -
                                        1999         230,000         -               -                   -
--------------------------------------- ------- --------------- ------------- ---------------- -----------------------
Gregory E. Barton                       2001         200,000     62,500(1)        325,000                -
President, Chief Financial Officer,     2000         200,000     62,500(1)           -                   -
General Counsel and Secretary           1999         200,000         -             25,000                -
--------------------------------------- ------- --------------- ------------- ---------------- -----------------------
Howard B. Lorch                         2001         140,000       15,764          30,000                -
Vice President - Controller
--------------------------------------- ------- --------------- ------------- ---------------- -----------------------

(1) In 2000, Mr. Barton was awarded a bonus of $125,000 for services performed for our company and as an incentive for continued employment. One-half of the bonus was paid in 2000 and one-half was earned and paid in April 2001.

Compensation Arrangements for Current Executive Officers

         Jonathan L. Steinberg does not have a written employment agreement and since 1997 he has received an annual base salary of $230,000. In April 2002, our board of directors and Mr. Steinberg agreed that between April 16, 2002 and December 31, 2002, Mr. Steinberg would receive no cash salary and instead would be granted a ten-year option to purchase our company's Common Stock at an exercise price of $0.05 per share (the fair market value of the Common Stock on the date of the grant), vesting in bimonthly installments, each installment of which would have a Black-Scholes value (calculated on the April 2002 grant date) equal to the amount of cash salary that Mr. Steinberg otherwise would have received. Pursuant to that agreement, in April 2002 Mr. Steinberg was granted such an option for an aggregate of approximately 3.6 million shares, vesting bimonthly between April 30, 2002 and December 31, 2002, in installments of between approximately 208,000-216,000 shares. If all options granted April 2002 were to vest, the average consideration per option our company would have received (i.e., the amount of salary our company would have saved) by granting the option would be slightly above $0.045. In the event that any such option is exercised, the average consideration per share our company would have received thus would be slightly above $0.095 (the sum of the approximately $0.045 in saved salary, plus the $0.05 exercise price our company would receive) - an amount that is more than 90% greater than the fair market value of the Common Stock on the date of grant.

         We employ Gregory E. Barton pursuant to a written employment agreement, which does not have a specific term of employment, and which provides for an annual base salary of $200,000.

         We employ Howard B. Lorch pursuant to a written employment agreement, which does not have a specific term of employment, and which provides for an annual base salary of $140,000. In connection with the commencement of his employment, on January 1, 2001, Mr. Lorch was granted ten-year options to purchase 30,000 shares of common stock exercisable at $0.4062 per share (the fair market value of the common stock on the date of the grant). The options vest as to 7,500 shares on January 1 in each of 2002, 2003, 2004 and 2005. In the event the company terminates Mr. Lorch's employment without cause within six months of a change in control, any shares of the options granted that would have vested due to the passage of time had he remained employed for an additional twelve months from the date of termination become immediately vested.

Option Grants

         The following table sets forth the stock options granted in the last fiscal year to our company's executive officers identified in the Summary Compensation Table above.

        --------------------------------------------------------------------------------------------------
                       OPTIONS GRANTED IN LAST FISCAL YEAR
        --------------------------------------------------------------------------------------------------
                                       Number of     Percent of Total
                                      Securities     Options Granted
                                      Underlying         to
                                        Options       Employees in      Exercise Price      Expiration
          Name of Executive           Granted (#)     Fiscal Year (%)    Per Share ($)          Date
        ---------------------------- -------------- ------------------ ----------------- -----------------

        Jonathan L. Steinberg           420,000(1)        41.3               0.48125         01/02/06
        ---------------------------- -------------- ------------------ ----------------- -----------------
        Gregory E. Barton               325,000(1)        40.0               0.4375          01/02/11
        ---------------------------- -------------- ------------------ ----------------- -----------------
        Howard B. Lorch                  30,000(1)         3.0               0.40602         12/31/10
        ---------------------------- -------------- ------------------ ----------------- -----------------

(1) The options granted to Messrs. Steinberg and Barton become exercisable as to 25% of the underlying shares on January 3 in each of 2002, 2003, 2004 and 2005. The options granted to Mr. Lorch become exercisable as to 25% of the underlying shares on January 1 in each of 2002, 2003, 2004 and 2005.

         The following table sets forth the fiscal year end option values of outstanding options at December 31, 2001 and the dollar value of unexercised, in-the-money options for our executive officers identified in the Summary Compensation table above.

-------------------------------------------------------------------------------------------------------------------------
                    AGGREGATED FISCAL YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------------
                           Number of Securities Underlying Unexercised      Dollar Value of Unexercised in-the-Money
Name                                Options at Fiscal Year End                    Options at Fiscal Year End(1)
-------------------------- --------------------------------------------- ------------------------------------------------
                            Exercisable (#)       Unexercisable (#)         Exercisable ($)        Unexercisable ($)
-------------------------- ------------------- ------------------------- ---------------------- -------------------------

Jonathan L. Steinberg             680,000               420,000                      -                      -
-------------------------- ------------------- ------------------------- ---------------------- -------------------------
Gregory E. Barton                 125,000               375,000                      -                      -
-------------------------- ------------------- ------------------------- ---------------------- -------------------------
Howard B. Lorch                         -                30,000                      -                      -
-------------------------- ------------------- ------------------------- ---------------------- -------------------------

(1) These values are based on the difference between the closing sale price of the common stock on December 31, 2001 ($0.07) and the exercise prices of the options. None of the options were in-the-money at December 31, 2001.


 -                                      8

Stock Option Plans

1991 Stock Option  Plan

         In 1991, we adopted the 1991 Stock Option Plan ("1991 Plan") covering 200,000 shares of our common stock pursuant to which our officers, directors and key employees are eligible to receive incentive or non-qualified stock options. The 1991 Plan, which expired in October 2001 (and therefore no further options may be granted under this plan), is administered by our stock option committee pursuant to the powers delegated to it by our board of directors. To the extent permitted under the express provisions of the 1991 Plan, the stock option committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of options and administration of the 1991 Plan in order to attract and retain persons instrumental to our success.

1993 Stock Option Plan

         In 1993, we adopted the 1993 Stock Option Plan ("1993 Plan") covering 500,000 shares of our common stock pursuant to which our officers, directors, key employees and consultants are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1993 Plan will terminate at such time as no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until February 16, 2003. The 1993 Plan is administered by our stock option committee pursuant to the powers delegated to it by our board of directors. To the extent permitted under the provisions of the 1993 Plan, the stock option committee has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1993 Plan in order to attract and retain persons instrumental to our success.

1996 Performance Equity Plan

         In 1996, we adopted the 1996 Performance Equity Plan ("1996 Plan") covering 1,000,000 shares of our common stock, which is similar to our 1993 Plan, except that incentive options may only be granted until March 18, 2006. The 1996 Plan is administered by our stock option committee pursuant to the powers delegated to it by our board of directors.

1996 Management Incentive Plan

         In 1996, we adopted the 1996 Management Incentive Plan covering 500,000 shares of our common stock, pursuant to which our executives or those of our subsidiaries are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock related options and other stock based awards. The Management Incentive Plan will terminate at such time as no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until November 4, 2006. Our board of directors administers the Management Incentive Plan.

2000 Performance Equity Plan

         In 2000, we adopted the 2000 Performance Equity Plan ("2000 Plan") covering 1,000,000 shares of our common stock, which is similar to our 1993 and 1996 Plans, except that incentive options may only be granted until June 21, 2010. The 2000 Plan is administered by our stock option committee pursuant to the powers delegated to it by our board of directors.

2001 Performance Equity Plan

         In April 2001, we adopted the 2001 Performance Equity Plan ("2001 Plan"). The 2001 Plan covers 1,000,000 shares of our common stock, and is similar to our 1993, 1996 and 2000 Plans, except that incentive options may not be granted since shareholder approval for the 2001 Plan will not be obtained within one year of its adoption. The 2001 Plan is administered by our stock option committee pursuant to the powers delegated to it by our board of directors.

Equity Compensation Plan Information

         The following table sets forth certain information at December 31, 2001 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

-------------------------- ---------------------------- -------------------------- ------------------------------------
                           Number of Securities to be   Weighted-Average           Number of Securities Remaining
                           Issued upon Exercise of      Exercise Price of          Available for Future Issuance
                           Outstanding Options,         Outstanding Options,       under Equity Compensation Plans
                           Warrants and Rights          Warrants and Rights        (excluding securities reflected in
Plan Category                                                                      the first column)
-------------------------- ---------------------------- -------------------------- ------------------------------------

Equity Compensation
Plans Approved by                   1,301,501                     $1.32                         1,020,347
Security Holders
-------------------------- ---------------------------- -------------------------- ------------------------------------
Equity Compensation
Plans Not Approved by               1,498,650                     $2.60                          940,000
Security Holders (1)-(9)
-------------------------- ---------------------------- -------------------------- ------------------------------------

(1) On April 7, 1994, the company granted to its Chief Executive Officer, in connection with his ongoing employment, 500,000 ten-year options outside of the company's stockholder-approved equity compensation plans, 250,000 of which had an exercise price of $4.9375 per share, 125,000 of which had an exercise price of $6.65 per share and 125,000 of which had an exercise price of $7.50 per share. The exercise price of all of these options was amended in November 1998 to be $1.25 per share. No portion of these options had been exercised as of December 31, 2001.

(2) On July 27, 1994, the company granted to its then-President, in connection with his ongoing employment, ten-year options outside of the company's stockholder-approved equity compensation plans, of which there were outstanding at December 31, 2001 124,900 options with an exercise price of $5.25 per share and 91,666 options with an exercise price of $5.75 per share. As a result of subsequent agreements between the company and the optionee, all of these options shall expire in September 2002.

(3) On August 31, 1994, the company granted to its then-Chief Financial Officer, in connection with his ongoing employment, ten-year options outside of the company's stockholder-approved equity compensation plans, of which there were outstanding at December 31, 2001 75,000 options with an exercise price of $4.25 per share and 18,750 options with an exercise price of $6.75 per share. As a result of subsequent agreements between the company and the optionee, the 75,000 options with an exercise price of $4.25 per share shall expire in September 2002 and the 18,750 options with an exercise price of $6.75 per share expired in February 2002.

(4) On June 23, 1995, the company granted to its Chief Executive Officer, then-President and then-Chief Financial Officer, in connection with their ongoing employment, ten-year options outside of the company's stockholder-approved equity compensation plans, of which there were outstanding at December 31, 2001 183,334 options with an exercise price of $5.75 per share. As a result of subsequent agreements between the company and the optionees, 103,334 of these options shall expire in September 2002 and the exercise price of 80,000 of these options was amended in November 1998 to be $1.25 per share.

(5) On December 15, 1998, the company granted to its then-financial advisor, in connection with its provision of financial advisory services, a five-year warrant to purchase 300,000 shares of the company's common stock at an exercise price of $2.15625 per share. No portion of this warrant had been exercised as of December 31, 2001.

(6) On December 23, 1998, the company granted to one of its non-employee directors in connection with his services as a director an option expiring in June 2005 for 30,000 shares with an exercise price of $2.00 per share, in exchange for cancellation of an existing 30,000 share option held by such director. No portion of this option had been exercised as of December 31, 2001.

(7) On November 29, 1999, the company granted to its then-financial advisor, in connection with its provision of financial advisory services, a five-year warrant to purchase 15,000 shares of the company's common stock at an exercise price of $2.91875 per share. No portion of this warrant had been exercised as of December 31, 2001.

(8) On December 14, 1999, the company granted to one of its non-employee directors in connection with his services as a director a ten-year option for 30,000 shares with an exercise price of $4.4375 per share. No portion of this option had been exercised as of December 31, 2001.

(9) On May 14, 2001, the company granted to its non-employee directors in connection with their services as directors ten-year options for an aggregate of 130,000 shares (30,000 for each of three such directors and 40,000 for one such director) with an exercise price of $0.45 per share. No portion of either of these options had been exercised as of December 31, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our company's officers, directors and persons who beneficially own more than ten percent of a registered class of our company's equity securities ("ten-percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten-percent stockholders also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, our company believes that during our company's fiscal year ended December 31, 2001, all its officers, directors and ten-percent stockholders complied with the Section 16(a) reporting requirements, except that Messrs. Meigher, Mosier, Sokoloff and Ziemba failed to timely file a Form 5 with respect to the May 2001 grant of options to non-employee directors.


              PROPOSAL 2: TO APPROVE THE AMENDMENT TO OUR COMPANY'S
                   CERTIFICATE OF INCORPORATION TO CHANGE OUR
              COMPANY'S NAME TO "INDEX DEVELOPMENT PARTNERS, INC."

         In April 2002, the Board of Directors authorized an amendment to our company's certificate of incorporation to change our company's name to "Index Development Partners, Inc.," subject to stockholder approval at the Annual Meeting. In May 1993, our company changed its name to "Individual Investor Group, Inc.," to align our corporate name with the name of the monthly magazine we were publishing, Individual Investor magazine. Over the past year-and-half, our company has largely disposed of its media properties, selling InsiderTrader.com and Ticker magazine in September 2000, selling the subscription list of Individual Investor magazine in July 2001 and selling assets related to individualinvestor.com in November 2001 (we currently continue to publish Individual Investor's Special Situations Report newsletter). We believe that the future success of our company will depend upon the results of our efforts to license our family of stock indexes to companies interested in creating financial products based on our indexes. We currently maintain eight stock indexes, under our America's Fastest Growing Companies(R) brand: the America's Fastest Growing CompaniesSM SmallCap Index; the America's Fastest Growing CompaniesSM SmallCap Value Index; the America's Fastest Growing CompaniesSM MidCap Index; the America's Fastest Growing CompaniesSM MidCap Value Index; the America's Fastest Growing CompaniesSM LargeCap Index; the America's Fastest Growing CompaniesSM LargeCap Value Index; the America's Fastest Growing CompaniesSM Total Growth Index; and the America's Fastest Growing CompaniesSM Total Value Index.

         Since we believe our current name, "Individual Investor Group, Inc.," may be associated with the print and online media properties that we formerly published, and since we expect our efforts to license the above indexes (and other indexes that we are in the process of developing) will be the primary focus of activities, we believe that it is appropriate to change our company's name to "Index Development Partners, Inc.," to align our corporate name with our mission.

         If the proposal is approved by our stockholders, a Certificate of Amendment to our certificate of incorporation will be filed as promptly as practicable thereafter and the name change will then become effective. Stockholders will not be required to exchange outstanding stock certificates for new certificates.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                "FOR" APPROVAL OF THE AMENDMENT TO OUR COMPANY'S
                   CERTIFICATE OF INCORPORATION TO CHANGE OUR
               COMPANY'S NAME TO "INDEXDEVELOPMENT PARTNERS, INC."

                              INDEPENDENT AUDITORS

         Our company anticipates that it will select Deloitte & Touche LLP as its independent auditors for the year ending December 31, 2002, although no formal recommendation has been made to our company's Board of Directors by its audit committee as of the date of this Proxy Statement. A representative of Deloitte & Touche LLP, the auditors of our company for the year ended December 31, 2001, is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from stockholders.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of our company and the cost of this solicitation is being paid by our company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of our company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by our company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

                    2003 ANNUAL MEETING STOCKHOLDER PROPOSALS

         In order for any stockholder proposal to be presented at the Annual Meeting of Stockholders to be held in 2003 or to be eligible for inclusion in our company's Proxy Statement for such meeting, it must be received by our company at its principal executive offices in New York, New York, by January 13, 2003. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that our company's management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our company's 2003 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our company's proxy statement for such meeting, unless our company receives notice of such proposal at its principal office in New York, New York, not later than March 28, 2003.

                                  OTHER MATTERS

         The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              Gregory E. Barton
                                              Secretary


New York, New York
May 13, 2002

                                   APPENDIX A

                                                                      Adopted
                                                                 as of 6/7/00

                             AUDIT COMMITTEE CHARTER
                                       OF
                         INDIVIDUAL INVESTOR GROUP, INC

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the company, (2) the compliance by the company with legal and regulatory requirements and (3) the independence and performance of the company's external auditors. The Audit Committee shall also review all related party transactions on an ongoing basis for potential conflict of interest situations.

         The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the company or the company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the company's financial statements.

         3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the company's financial statements.

         4. If required by the Audit Committee, management or the independent auditor, review with management and the independent auditor the company's quarterly financial statements prior to the filing of the company's Form 10-Q.

         5. Meet periodically with management to review the company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review major changes to the company's auditing and accounting principles and practices as suggested by the independent auditor or management.

         7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         8.       Approve the fees to be paid to the independent auditor.

         9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

         10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         14. Review with the independent auditor their final report and any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the company's response to that letter. Such review should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                  (b) Any changes required in the planned scope of the internal audit.

                  (c) The internal audit department responsibilities, budget and staffing.

         15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

         16. Review with the company's General Counsel legal matters that may have a material impact on the financial statements and any material reports or inquiries received from regulators or governmental agencies.

         17. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

         18. Review all related party transactions on an ongoing basis for potential conflict of interest situations.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                     INDIVIDUAL INVESTOR GROUP, INC. - PROXY
                       Solicited by the Board of Directors
                 for Annual Meeting to be held on June 18, 2002

         The undersigned Stockholder(s) of INDIVIDUAL INVESTOR GROUP, INC., a Delaware corporation ("Company"), hereby appoints Jonathan L. Steinberg and/or Gregory E. Barton, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 18, 2002 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.


  P



  R    1. Election of the following Directors:


          FOR all nominees listed              WITHHOLD AUTHORITY to vote
  O       below, except as marked              for all nominees listed below |_|
          to the contrary below |_|

        S. Christopher Meigher III, Bruce L. Sokoloff and Peter M. Ziemba
  X
          INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in thespace below.

  Y
                      -------------------------------------

        2. To approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "Index Development Partners, Inc."

           FOR    |_|                AGAINST    |_|             ABSTAIN    |_|

        3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

        |_|      I plan to attend the Annual Meeting.

                                                       Date _____________, 2002

                                                       ---------------------
                                                       Signature

                                                       ---------------------
                                                       Signature if held jointly


                                                       Please sign exactly as
                                                       name appears above.
                                                       When shares are held by
                                                       joint tenants, both
                                                       should sign. When
                                                       signing as attorney,
                                                       executor, administrator,
                                                       trustee or guardian,
                                                       please give full title
                                                       as such. If a
                                                       corporation, please sign
                                                       in full corporate name
                                                       by President or other
                                                       authorized officer. If a
                                                       partnership, please sign
                                                       in partnership name by
                                                       authorized person.